UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2023

Achari Ventures Holdings Corp. I

(Exact name of registrant as specified in its charter)

Delaware	001-40906	86-1671207
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Walnut Avenue, Suite 400

Clark, NJ 07066

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (732) 340-0700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, par value $0.0001 per share, and one Redeemable Warrant	AVHIU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	AVHI	The Nasdaq Stock Market LLC
Redeemable Warrants	AVHIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On December 21, 2023, management of Achari Ventures Holdings Corp. I (the “Company”) and the audit committee of the Company’s board of directors (the “Audit Committee”), concluded that an amendment was required to the Company’s previously filed issued unaudited condensed financial statements included in the Company’s Form 10-Q for the quarterly period ended September 30, 2023, filed with the Securities and Exchange Commission (the “SEC”) on November 8, 2023 (the “Form 10-Q”), to amend the previously disclosed earnings per share (EPS) for the three months ended September 30, 2023 on (i) a section of the income statement, (ii) a section of Note 2 to the unaudited condensed financial statements and (iii) Item 4 of Part 1, included in the Quarterly Report. (the “Affected Period”). The change had no impact to any other part of the Income statements or the Balance Sheets, Statements of Changes in Stockholders’ Deficit or the Statements of Cash Flows included in the Form 10-Q. As such, the Company has restated its financial statements for the Affected Period via the Company’s filing of a Quarterly Report on Form 10-Q/A for the quarterly period ended September 30, 2023 (the “10-Q/A”) on December 22, 2023 with the SEC.

The Company does not expect that the restatement to have any impact on its cash position or on the cash held in the trust account established in connection with the Company’s initial public offering.

After re-evaluation, the Company’s management has concluded that in light of the errors described above, a material weakness existed in the Company’s internal control over financial reporting during the Affected Period and that the Company’s disclosure controls and procedures were not effective. The Company’s remediation plan with respect to such material weakness are described in more detail in the 10-Q/A.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K with Withum Smith + Brown, PC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACHARI VENTURES HOLDINGS CORP. I

Dated: December 22, 2023

	By:	/s/ Vikas Desai
	Name:	Vikas Desai
	Title:	Chief Executive Officer